UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2010

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code            (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. –   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (c)  Appointment of Certain Officers

On November 18, 2010, the Board of Directors of LSI Industries Inc. (“LSI” or the “Company”) appointed Scott D. Ready to serve as President of the Company.  Mr. Ready has served as President of LSI Lighting Solutions Plus since July 2004. Prior to that, he held various sales and other positions at the Company, including Vice President of the Image Group, Vice President Petroleum Sales, and Regional Sales Manager. In connection with this promotion, the Board increased his annual salary to $300,000. Mr. Ready has been employed by the Company since 1985, and is the son of Robert J. Ready. A copy of the press release announcing this appointment is filed herewith as Exhibit 99.1.

     (e)  Compensatory Arrangements of Certain Officers

      On November 18, 2010, the shareholders of LSI approved an amendment to the Company’s Nonqualified Deferred Compensation Plan to increase the number of Common Shares available for issuance thereunder from 375,000 (as adjusted for splits) to 475,000.  The Nonqualified Deferred Compensation Plan, as Amended and Restated through November 18, 2010 (the “Plan”), is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.  The foregoing summary of the amendment to the Plan is qualified in its entirety by reference to the specific provisions of the related exhibit filed herewith.

Item 5.07. –   Submission of Matters to a Vote of Security Holders.

       The Annual Meeting of Shareholders of LSI Industries Inc. was held on November 18, 2010 at which the following matters were submitted to a vote of shareholders:

       (a)       Votes regarding the election of six directors:

Name	For	Withheld	Broker Non-Votes

Gary P. Kreider	14,275,065.080852	5,800,021.726392	2,725,621.000000
Dennis B. Meyer	13,884,721.488078	6,190,365.319166	2,725,621.000000
Wilfred T. O’Gara	12,895,364.522778	7,179,722.284466	2,725,621.000000
Robert J. Ready	14,372,932.080852	5,702,154.726392	2,725,621.000000
Mark A. Serrianne	13,921,102.426730	6,153,984.380514	2,725,621.000000
James P. Sferra	14,362,071.080852	5,713,015.726392	2,725,621.000000

     (b)  Votes regarding the ratification of the Audit Committee’s appointment of Grant Thornton LLP as LSI’s Independent Registered Public Accounting Firm for fiscal 2011.

For	Against	Abstain
22,701,609.015647	47,914.791597	51,184.000000

       (c)           Votes regarding the amendment to LSI’s Nonqualified Deferred Compensation Plan to increase the number of Common Shares available for issuance thereunder:

For	Against	Abstain	Broker Non-Votes

19,126,948.964372	888,534.842872	59,603.000000	2,725,621.000000

Item 9.01. –    Financial Statements and Exhibits.

       (d)           The following have been filed as exhibits to this Form 8-K:

Exhibit Number	Description
10.1	Nonqualified Deferred Compensation Plan, as Amended and Restated November 18, 2010

99.1	Press Release Dated November 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.

By:	/s/ Ronald S. Stowell
Ronald S. Stowell
Vice President, Chief Financial Officer and Treasurer
(Principal Accounting Officer)

November 24, 2010